UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2023

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Series 2023-GTL1 Loan

On February 28, 2023, PennyMac Financial Services, Inc. (the “Company”), through two of its indirect, wholly owned subsidiaries, PNMAC GMSR ISSUER TRUST (“Issuer Trust”) and PennyMac Loan Services, LLC (“PLS”), entered into a syndicated series of term notes (the “Series 2023-GTL1 Loan”), as part of the structured finance transaction that PLS uses to finance Ginnie Mae mortgage servicing rights and related excess servicing spread and servicing advance receivables. The Company entered into a Series 2023-GTL1 Indenture Supplement and Loan Agreement by and among Issuer Trust, as issuer, PLS, as administrator and servicer, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (“CS”), and the syndicated lenders party thereto (the “Series 2023-GTL1 Loan Agreement”), related to the servicing spread. The initial 5-year term of the Series 2023-GTL1 Loan is set to expire on February 28, 2028, unless the Company exercises a one-year optional extension.

The Series 2023-GTL1 Loan provides more financing for Ginnie Mae mortgage servicing rights and related excess servicing spread in addition to (i) the previously issued term notes, (ii) that certain Amended and Restated Series 2016-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Credit Suisse First Boston Mortgage Capital LLC (“CSFB”), as administrative agent to the buyers, Credit Suisse AG, Cayman Islands Branch, as a buyer, Citibank, N.A. (“Citibank”), as a buyer, and Private National Mortgage Acceptance Company, LLC (“PNMAC”), as a guarantor, dated July 30, 2021 (the “Syndicated GMSR Servicing Spread Agreement”), and (iii) a Series 2023-MSRVF1 Master Repurchase Agreement by and among PLS, as seller, Goldman Sachs Bank USA, as administrative agent and buyer, and PNMAC, as a guarantor (the “GS Servicing Spread Agreement”).

The initial note balance of the Series 2023-GTL1 Loan is $680 million. During the term of the loan, PLS is required to repay the syndicated lenders monthly for accrued interest (at a rate reflective of the current market based on a spread above the Secured Overnight Financing Rate).

The Series 2023-GTL1 Loan Agreement requires that PLS and the Issuer Trust make certain representations, warranties and covenants customary for this type of transaction.

The Series 2023-GTL1 Loan Agreement contains certain advance rate reduction events, early amortization events, and scheduled principal payment events (subject to certain thresholds) that would require the Issuer Trust to make early payments of principal on the Series 2023-GTL1 Loan. In addition, the Third Amended and Restated Base Indenture, dated as of April 1, 2020, by and among Issuer Trust, Citibank, PLS, CSFB and Pentalpha Surveillance LLC (the “Third Amended and Restated Base Indenture”) contains events of default (subject to certain materiality thresholds and grace periods), including payment defaults, breaches of covenants and/or certain representations and warranties, cross-defaults, guarantor defaults, bankruptcy or insolvency proceedings and other events of default customary for this type of transaction, that apply to the Series 2023-GTL1 Loan. The remedies for such events of default include the acceleration of the principal amount outstanding under the Series 2023-GTL1 Loan Agreement.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the other descriptions and the full text of the agreements and amendments in the following: (i) Series 2023-GTL1 Loan Agreement, which has been filed with this Current Report on Form 8-K as Exhibit 10.1, (ii) the GS Servicing Spread Agreement, which was filed on February 13, 2023 with the Company’s Report on Form 8-K as Exhibit 10.1, (iii) the Syndicated GMSR Servicing Spread Agreement, which was filed on August 5, 2021 with the Company’s Current Report on Form 8-K as Exhibit 10.1, (iv) the Third Amended and Restated Base Indenture, which was filed on April 7, 2020 with the Company’s Current Report on Form 8-K as Exhibit 10.5, and (v) the full text of all other amendments to the foregoing filed thereafter with the SEC.

Second Amended and Restated Stockholder Agreement

On March 1, 2023, the Company and HC Partners LLC entered into the Second Amended and Restated Stockholder Agreement to increase the maximum number of directors under the agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Election of Directors.  On March 1, 2023, the Board of Directors (the “Board”) of the Company elected Doug Jones, the Company’s President and Chief Mortgage Banking Officer, as a director. Mr. Jones will serve until the Company’s next annual meeting of stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal. Mr. Jones will not receive any additional compensation for serving on the Board or attending any Board meetings. In addition, other than his existing employment arrangements with the Company, there are no other agreements or understandings pursuant to which Mr. Jones was elected as a director, and there are no related party transactions between the Company and Mr. Jones.

Item 8.01    Other Events.

On March 2, 2023, the Company also issued a press release announcing the election of Mr. Jones as referenced in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Series 2023-GTL1 Indenture Supplement and Loan Agreement, dated as of February 28, 2023, by and among PNMAC GMSR ISSUER TRUST, as issuer, PennyMac Loan Services, LLC, as administrator and servicer, Credit Suisse First Boston Mortgage Capital LLC, as administrative agent, and the syndicated lenders party thereto.

10.2	Second Amended and Restated Stockholder Agreement, dated as of March 1, 2023, between PennyMac Financial Services, Inc. and HC Partners LLC.

99.1	Press release, dated March 2, 2023, entitled PennyMac Financial Services, Inc. Announces Doug Jones Joined Its Board of Directors

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: March 3, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer